UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2020
Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas 76262
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 888-998-2468
None
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	FARM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information required by this Item 2.03 is set forth in Item 8.01—Other Events below and incorporated herein by reference.
Item 8.01. Other Events.
On April 24, 2020, the Company borrowed $34.0 million on its $125.0 million Amended and Restated Credit Agreement dated as of November 6, 2018 (as amended to date, the “Credit Agreement”), bringing the total principal amount outstanding under the Credit Agreement to $122.0 million of revolving credit loans and $2.3 million of outstanding letters of credit. This borrowing was a precautionary measure to increase the Company's cash position and preserve financial flexibility considering the current uncertainty in the global markets resulting from the COVID-19 pandemic. Subsequent to the borrowing, the Company had over $65.0 million of cash and cash equivalents. The Company decided to draw down the remaining capacity in order to increase its liquidity position and provide financial flexibility in light of the uncertainty resulting from the COVID-19 pandemic. In accordance with the terms of the Credit Agreement, the proceeds from the draw down may be used for general corporate purposes.
Borrowings under the Credit Agreement mature in November of 2023, and the Company may prepay amounts borrowed any time without premium or penalty (subject to customary break funding expenses, if any).
Item 7.01. Regulation FD Disclosure.
On April 29, 2020, the Company issued a press release announcing the draw down under the Credit Agreement, which is being furnished herewith as Exhibit 99.1.
As provided in General Instruction B.2. of Form 8-K, the information and exhibit furnished pursuant to Item 7.01 of this report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing. In addition, the exhibit furnished herewith contains statements intended as "forward-looking statements" that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press release dated April 29, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    April 29, 2020

FARMER BROS. CO.

By:	/s/ Scott R. Drake
Scott R. Drake
Chief Financial Officer (principal financial officer)